Exhibit 10.4
CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
MASTER AGREEMENT AND AMENDMENT
EMISPHERE TECHNOLOGIES, INC.
NOVARTIS PHARMA AG

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
MASTER AGREEMENT AND AMENDMENT
DATE June 4, 2010 (“Execution Date”)
PARTIES
1.	Emisphere Technologies, Inc., a Delaware corporation with offices at 240 Cedar Knolls Road, Suite 200, Cedar Knolls, NJ 07927 USA (“Emisphere”).
2.	Novartis Pharma AG, a company registered in Switzerland with offices at Lichtstrasse 35, CH-4056 Basel, Switzerland (“Novartis”).
(with each of Novartis and Emisphere referred to herein individually as a “Party” and collectively as the “Parties”)
BACKGROUND
A.	Emisphere produces or is engaged in development to produce proprietary synthetic chemical compounds that enable the delivery of therapeutic macromolecules and other compounds that are not currently deliverable by oral means or that are otherwise poorly absorbed.
B.	Novartis produces or is engaged in development to produce therapeutic compounds some of which are not currently deliverable by oral means.
C.	The Parties previously entered into the Oral CT Agreements, the Oral hGH Agreement and the Oral PTH Agreement (each as defined below and together “Previous Agreements”).
D.	Emisphere previously issued a Convertible Promissory Note Due December 1, 2009 (“Note”) to Novartis, the Maturity Date of which has been extended in letters from Novartis to Emisphere dated November 25, 2009 and February 23, 2010.
E.	Emisphere and MHR Institutional Partners IIA LP (“MHR”) are parties to a Senior Secured Term Loan Agreement and a Pledge and Security Agreement, each dated as of 26 September 2005, and Emisphere, MHR and certain of MHR’s Affiliates (as defined in the Pledge and Security Agreement) are parties to an Investment and Exchange Agreement (“the Investment Agreement”) of the same date and MHR and certain of its Affiliates are holders of Emisphere’s senior secured Convertible Promissory Notes issued in accordance with the Investment Agreement (collectively and together with any related documents, the “MHR Loan Documents”).
F.	The Parties wish to modify and expand upon the Previous Agreements as set forth in this Agreement.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
G.	Concurrent with the execution of this Agreement, the Parties and MHR are also executing an agreement (the “Non-Disturbance Agreement”) and attached license agreement (the “MHR License Agreement”) (which MHR License Agreement is not effective under the satisfaction of certain conditions as provided in the Non-Disturbance Agreement) dated on or around the Execution Date, pursuant to which MHR consents to this Agreement and agrees not to disturb Novartis’ rights under this Agreement or the Previous Agreements.
THE PARTIES AGREE
ARTICLE 1 DEFINITIONS AND INTERPRETATION
1.1	Defined Terms
“[*****]Carrier” means any chemical compound which contains the following structure:
[*****]
[*****].
“Additional Compound” means any Compound or combination of Compounds designated by Novartis under Section 3.3, subject to Section 3.2, including any Compound in combination with [*****] or any other Compound but, in no case (i) an Emisphere Exclusive Compound or (ii) [*****] or any combination of them not in combination with another Compound.
“Affiliate” means, relating to a Person, another Person who directly or indirectly controls, is controlled by, or is under common control with that Person. In this definition, “control” means direct or indirect ownership of fifty percent (50%) or more of the shares of stock entitled to vote for the election of directors in the case of a corporation, or fifty percent (50%) or more of the equity interest in the case of any other type of legal entity, status as a general partner in any partnership, or any other arrangement where the Person controls or has the right to control the board of directors or equivalent governing body of a corporation or other entity, or the ability to set the direction of management or policies of a corporation or other entity.
“Amendment Effective Date” means the date this Agreement becomes effective in accordance with Section 10.14.
“Business Day” means a day which is not a Saturday, Sunday or a day in which commercial banks located in Basel, Switzerland or New York, USA are authorized or required by law to remain closed.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
“Carrier Data” means:
(a)	all preclinical data (including toxicology data) generated using any [*****] Carrier alone (and, for clarity, excluding any data generated using combinations of excipients with active pharmaceutical ingredient or drug product); and

(b)	all data generated using any [*****] Carrier alone which constitutes the quality/CMC section of the Common Technical Document (as defined by the International Conference on Harmonisation of Technical Requirements for the Registration of Pharmaceuticals for Human Use).
“Compound” means synthetic, natural or recombinant active pharmaceutical ingredient, or any of its [*****] or other variants.
“Confidential Information” has the meaning set out in Section 9.1.
“Control” in the context of intellectual property, means possession of the ability to grant the license, sublicense or other access provided for under this Agreement without breaching any Agreement or other arrangement with a Third Party.
“CT”, also referred to as “calcitonin”, means synthetic, natural or recombinant calcitonin, or any of its active fragments, analogues, salts, polymorphs, mimetics, derivatives or other variants.
“CT Product” means a “Product” as defined in the Oral CT License Agreement as amended by this Agreement.
“Emisphere Exclusive Compound” means each Compound designated by Emisphere under Section 3.2, but only for so long as Emisphere is continuing=to pursue the development and commercialization of such Compound in combination with any Emisphere carrier (including any [*****] Carrier) as evidenced by Emisphere’s contemporaneous written documentation.
“Emisphere Know How” means, to the extent Controlled by Emisphere on the date of this Agreement or thereafter, all Know How that is necessary for the development, manufacture, commercialization or other use of a [*****] Carrier or Product, and inventions relating to [*****] Carrier or Product owned by or licensed to Emisphere solely or Emisphere and any Third Party jointly, and including the Emisphere Process and all Know How Controlled by Emisphere relating to a Product.
“Emisphere Patents” means, to the extent Controlled by Emisphere on the date of this Agreement or thereafter, all Patent Rights that claim the development, manufacture, commercialization or other use of a [*****] Carrier or Product and inventions relating to [*****] Carrier or Product owned by or licensed to Emisphere solely or Emisphere and any Third Party jointly.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
“Emisphere Process” means, to the extent Controlled by Emisphere on the date of this Agreement or thereafter, the production process for a [*****] Carrier or Product, consisting of those [*****] procedures, that have been identified, designed, used, Developed, made or invented by Emisphere or Emisphere and any Third Party jointly, which can be used to produce a [*****] Carrier or its various [*****].
“Emisphere Technology” means the Emisphere Patents and the Emisphere Know How.
“Encumbrance” means any claim, charge, equitable interest, hypothecation, lien, mortgage, pledge, assignment, power of sale, retention of title, right of pre-emption, right of first refusal or security interest of any kind.
“Execution Date” has the meaning set forth in the preamble.
“Feasibility Studies” means such studies as may be reasonably required in accordance with Novartis’ standard operating procedures to advance a Product through to the end of Phase I clinical studies, subject to the payment by Novartis of the applicable milestone payment.
“Field” means all indications and uses in the treatment or prevention of human and animal diseases.
“hGH” means synthetic, natural or recombinant human growth hormone, or its [*****] other variants.
“hGH Product” means a “Product” as defined in the Oral hGH Agreement as amended by this Agreement.
“Know How” means all proprietary unpatented technical information, data, ideas, test results, inventions, instructions, processes, knowledge, techniques, discoveries, trade secrets, formulae, specifications, compositions, designs, regulatory filings, and biological or other materials (including biological, chemical, toxicological, physical and analytical, safety, manufacturing and quality control data and information) and other information (in each case whether or not patentable) which are now, or are during the Term, owned, licensed (with the right to sublicense) or otherwise held by a Party or its Affiliates related to a [*****] Carrier or Product, or the development, manufacture, commercialization or use of any of the above, and includes:
(a)	methods of assaying or testing, manufacture processes, formulations, or compositions incorporating, comprising or relating to any of the above;

(b)	biological, chemical, pharmacological, biochemical, toxicological, pharmaceutical, physical, analytical, safety, quality control, manufacturing, preclinical and clinical data, instructions, processes, formulae, expertise and information, regulatory filings and copies,

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
relevant to their development, manufacture, commercialization or use, or which may be useful in studying, testing, development or production of a [*****] Carrier or a Product, or intermediates for the synthesis.
“Licensed IP” means:
(a)	the Emisphere Technology;

(b)	Emisphere’s interest in any inventions owned jointly by the Parties; and

(c)	Emisphere’s interest in any patent rights owned jointly by the Parties.
“Major Markets” means the United States, Germany, France, Italy, Spain, Great Britain and Japan.
“MHR Loan Documents” has the meaning set forth in the recitals.
“Oral CT Agreements” means the Research Collaboration and Option Agreement between Emisphere and Novartis dated as of 3 December 1997, the Oral CT License Agreement and the Amendment to Research Collaboration and Option Agreement between Emisphere and Novartis dated as of 20 October 2000.
“Oral CT License Agreement” means the License Agreement between Emisphere and Novartis dated as of 8 March 2000.
“Oral hGH Agreement” means the Research Collaboration License Agreement between Emisphere and Novartis dated as of 22 September 2004, as extended and amended by the letter agreement between Emisphere and Novartis dated as of 2 November 2005.
“Oral PTH Agreement” means the Research Collaboration Option and License Agreement between Emisphere and Novartis dated as of 1 December 2004, which came into effect by Novartis’s exercise of its option on 7 March 2006.
“Patent Rights” means all patents and patent applications, including all divisionals, continuations, substitutions, continuations-in-part, re-examinations, reissues, additions, renewals, extensions, registrations, and supplemental protection certificates and the like of any of the foregoing; and any U.S. or foreign issued patents resulting therefrom.
“Previous Agreements” means the Oral CT Agreements, the Oral hGH Agreement and the Oral PTH Agreement.
“Product” means: (a) a pharmaceutical composition containing an Additional Compound in combination with a [*****] Carrier, including all [*****] and the like in combination with a [*****] Carrier, or (b) a [*****].

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
“PTH” means synthetic, natural or recombinant parathyroid hormone or any of its [*****] or other variants, including [*****].
“PTH Product” means a “Product” as defined in the Oral PTH Agreement as amended by this Agreement.
“Regulatory Approval” means:
(a)	in the United States: final approval of a new drug application under the United States code as published at the 21 CFR §§ 314, allowing marketing of the relevant Product in interstate commerce in the United States;

(b)	in the EU: the final approval of the marketing authorization application under Council Directive 75/319/EEC, as amended, or Council Regulation 2309/93/EEC or the approval as granted by a relevant national Regulatory Authority, as amended; and

(c)	for any other country: all authorizations by the appropriate Governmental Authority necessary for the commercial sale of a Product in that country including where relevant, approval of labeling, price, reimbursement and manufacturing.
“Territory” means all the countries in the world.
“Third Party” means a person or entity other than Novartis or Emisphere or an Affiliate of a Party.
1.2	Interpretation
In this Agreement headings are for convenience only and do not affect interpretation, and unless the context indicates a contrary intention:
(a)	if a word or phrase is given a defined meaning, any other part of speech or grammatical form of that word or phrase has a corresponding meaning;

(b)	a word in the singular includes the plural (and vice versa), and a word in a gender includes every other gender;

(c)	a reference to a Party, article, schedule, attachment or annexure is a reference to a Party, article, schedule, attachment or annexure to this Agreement;

(d)	an article, schedule, attachment or annexure to this Agreement forms a part of this Agreement, but if there is inconsistency between this Agreement and any document referred to, this Agreement will prevail;

(e)	a reference to a document (including this Agreement) is to that document as varied, novated, ratified or replaced from time to time;

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
(f)	a reference to a statute includes its delegated legislation, and a reference to a statute or delegated legislation or a provision of either includes consolidations, amendments, reenactments and replacements; and

(g)	a reference to “includes” in any form is not a word of limitation.
ARTICLE 2 AMENDMENT OF PREVIOUS AGREEMENTS; CONFIRMATION OF PATENT OWNERSHIP
2.1	Amendment of Previous Agreements
With effect from the Amendment Effective Date:
(a)	the Previous Agreements are each amended as set forth on Exhibit A to this Agreement;

(b)	the Oral CT License Agreement is further amended as set forth on Exhibit B to this Agreement;

(c)	the Oral hGH Agreement is further amended as set forth on Exhibit C to this Agreement; and

(d)	the Oral PTH Agreement is further amended as set forth on Exhibit D to this Agreement.
2.2	Confirmation of Patent Ownership
(a)	The Parties acknowledge and agree that:
(i)	each of the Patent Rights listed on Exhibit E, and any corresponding Patent Rights in other countries in the Territory, are owned by the Parties jointly; and

(ii)	each of the Patent Rights listed on Exhibit F, and any corresponding Patent Rights in other countries in the Territory, are owned by Novartis solely.
(b)	Each Party agrees to execute and deliver such additional documents as may be reasonably required to give effect to the provisions of Section 2.2(a).
ARTICLE 3 FEASIBILITY STUDIES ON ADDITIONAL COMPOUNDS
3.1	Grant of Rights and License for Feasibility Studies for Additional Compounds
(a)	Emisphere grants Novartis the right, and the license under the Licensed IP, to carry out (or have carried out) two (2) Feasibility Studies, each for one (1) Additional Compound, [*****], which Additional Compounds shall be selected according to the process set forth in Sections 3.2 and 3.3 below.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
(b)	All rights and licenses granted under Article 3 are, and will otherwise be deemed to be, for purpose of Section 365(n) of the US Bankruptcy Code (and similar laws in other countries in the Territory), licenses of rights to “intellectual property” as defined under Section 101 of the Code. All Licensed IP, including patents or patent applications for Licensed IP in every country in the Territory, are part of the “intellectual property” as defined under Section 101 of the Code subject to the protections afforded the non terminating party under Section 365(n) of the Code (and similar Laws in other countries).
3.2	Emisphere Exclusive Compounds.
(a)	If Emisphere (itself or through any Affiliate, licensee, sublicensee, subcontractor or collaborator) wishes to develop, manufacture, commercialize or otherwise use a Compound, or combination of Compounds (other than [*****] or any designated Additional Compound) which it owns, or has a license or other right to develop with any [*****] Carrier on an exclusive basis, and wishes to designate such Compound as an Emisphere Exclusive Compound, it will give written notice of the designation to Novartis. For clarity, the issuance of, and all information included in, any such notice (including the identity of any Emisphere Exclusive Compound) shall be deemed Confidential Information of Emisphere, and Novartis shall have no right to use or disclose any such information for any purpose whatsoever and such compounds will become Emisphere Exclusive Compounds.

(b)	Nothing in this Section 3.2 is intended to grant Emisphere any license or other right: (i) to any Compound owned or otherwise Controlled by Novartis; or (ii) under any intellectual property right, owned or otherwise controlled by Novartis.
3.3	Selection of Additional Compounds
(a)	If Novartis wishes to exercise its rights under Section 3.1 with respect to a given Additional Compound, it will give written notice to Emisphere of the identity of the Additional Compound for which it wishes to exercise such rights (such notice an “Additional Compound Election Notice”). For clarity, the issuance of, and all information included in, any such Additional Compound Election Notice (including the identity of any Additional Compound) shall be deemed Confidential Information of Novartis, and Emisphere shall have no right to use or disclose any such information for any purpose whatsoever.

(b)	Emisphere shall provide notice in writing to Novartis, within thirty (30) days of receipt of an Additional Compound Election Notice, as to whether or not it objects to Novartis’ exercise of its rights under Section 3.1 with respect to the applicable designated Additional Compound. Notwithstanding the foregoing, the Parties agree that Emisphere may only object to Novartis’ exercise of its rights under Section 3.1 with respect to the applicable designated Additional Compound in the event that either (i) Emisphere is unable to grant the license contemplated in

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
Section 3.5 below with respect to such Additional Compound or (ii) such Additional Compound comprises or includes an Emisphere Exclusive Compound [*****] or other variant of an Emisphere Exclusive Compound. For the avoidance of doubt, Emisphere may designate a compound as an Emisphere Exclusive Compound any time prior to notice by Novartis under Section 3.3(a); however Emisphere may also designate a Compound as an Emisphere Exclusive Compound within thirty (30) days after its receipt of an Additional Compound Election Notice, but, in that case, only upon the presentation to Novartis of written records indicating that Emisphere had taken steps to develop, manufacture, commercialize, license, or otherwise use such Compound prior to its receipt of the applicable Additional Compound Election Notice from Novartis.
(c)	Unless Novartis receives notice of a valid objection from Emisphere in accordance with Section 3.3(b), Novartis shall be free to exercise its rights under Section 3.1 with respect to the designated Additional Compound.
3.4	Feasibility Studies; Exclusivity
(a)	Unless and until the Parties execute a separate Research/Feasibility Agreement, any Feasibility Studies under Section 3.1 shall be carried out in accordance with the terms and conditions of Exhibit G. In addition, for each such Feasibility Study, Novartis shall pay Emisphere a one-time milestone payment of [*****].

(b)	With effect from the date Emisphere receives an Additional Compound Election Notice which has not been timely rejected by Emisphere under Section 3.3(b), and for so long as Novartis, or any of its Affiliates, sublicenses, subcontractors or collaborators is using commercially reasonable efforts to pursue the development and commercialization of the applicable [*****] Carrier, Emisphere (itself or through any Affiliate, sublicense, subcontractor or collaborator) will not anywhere in the Territory directly or indirectly research, develop, manufacture, commercialize or otherwise use such Additional Compound or any product which contains such Additional Compound.

(c)	Following completion of Feasibility Study for each Additional Compound, Novartis will provide Emisphere with a written report summarizing the results of such Feasibility Study (each such report, an “Additional Compound Feasibility Report”). For clarity, the existence of, and all information included in, such Additional Compound Feasibility Report (including the identity of any Additional Compound or combination) shall be deemed Confidential Information of Novartis, and Emisphere shall have no right to use or disclose any such information for any purpose whatsoever.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
3.5	License Agreements for Additional Compounds
(a)	Novartis shall have the right, exercisable on an Additional Compound-by-Additional Compound basis by notice in writing to Emisphere within ninety (90) days following issuance of the applicable Additional Compound Feasibility Report under Section 3.3(a), to negotiate a license with respect to Products incorporating such Additional Compound on the terms and conditions set forth on Exhibit H and such further terms and conditions as may be negotiated in good faith between the Parties (each such license, an “Additional Compound License”). Notwithstanding the foregoing, if, despite reasonable efforts, the Parties are unable to agree on the terms of such license, then Emisphere shall be free to negotiate a license, with respect to Emisphere’s intellectual property, with any third party on terms in the aggregate no less favorable to Emisphere than the terms last offered by Novartis, for such Additional Compounds.

(b)	In the event that Novartis selects an Additional Compound under Section 3.3 in combination with any of [*****], Novartis shall pay royalties and milestone payments negotiated under the license specified in this Section 3.5 under the conditions set forth in Exhibit H; and in such event shall not be required to pay the royalty under the Oral hGH Agreement, Oral PTH Agreement, or Oral CT Agreements, as applicable. For the avoidance of doubt, this Section shall not apply to Novartis’ use of [*****] if such compounds are not part of a combination selected as an Additional Compound under Section 3.3.

(c)	Emisphere will execute all documents and give all declarations regarding any Additional Compound License and will reasonably cooperate with Novartis, to the extent that documents, declarations or cooperation is required for the filing, recording or registration of any Additional Compound License with any governmental authority. Novartis will bear Emisphere’s reasonable out-of-pocket costs arising from Novartis’ request.
ARTICLE 4 CARRIER DATA, INCLUDING TOXICOLOGY STUDIES
4.1	Carrier Data
(a)	As part of its regulatory activities with respect to Products to which it has rights under any written agreement between the Parties, Novartis will compile and maintain with all applicable regulatory authorities a dossier (as part of the Common Technical Document marketing authorization dossier) that includes all Carrier Data in its possession.

(b)	As part of its regulatory activities with respect to any product being developed by Emisphere (itself, or through any of its Affiliates, licensees (other than Novartis), subcontractors or collaborators), Emisphere (itself, or through its applicable Affiliate, licensee, subcontractor or collaborator) will compile and maintain with

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
all applicable regulatory authorities a dossier (as part of the Common Technical Document marketing authorization dossier) that includes all Carrier Data in its possession.
4.2	Emisphere Access to Novartis Carrier Data
(a)	Attached as Exhibit I is a list of all studies included in the Carrier Data for Novartis applications for Regulatory Approval for the CT Product.

(b)	Emisphere shall have the right, following the date on which [*****], to request that Novartis provide it with a copy of any or all of the Carrier Data listed on Exhibit I. Upon payment to Novartis of the corresponding amount set forth on Exhibit I for each study for which Emisphere has requested a copy of the data, and subject to terms and conditions to be agreed between the Parties, Novartis shall provide Emisphere with a copy of the requested data and the right to use such data (itself, or through any of its Affiliates, licensees, subcontractors or collaborators) for purposes of submission to health authorities with respect to one (1) product incorporating an Emisphere Exclusive Compound and a [*****] Carrier.

(c)	If Emisphere wishes to use any such Carrier Data with respect to any further product(s), it shall again request access to the applicable data, and upon payment to Novartis of the corresponding amount set forth on Exhibit I for each study for which Emisphere has requested a copy of the data, and subject to terms and conditions to be agreed between the Parties, Novartis shall again provide Emisphere with a copy of the requested data and the right to use such data (itself, or through any of its Affiliates, licensees, subcontractors or collaborators) for purposes of submission to health authorities with respect to such additional product incorporating an Emisphere Exclusive Compound and a [*****] Carrier.

(d)	Emisphere shall provide written notice to Novartis not less than ten (10) Business Days after it (or any of its Affiliates, licensees, subcontractors or collaborators) has made any submission to any regulatory authority which includes any Carrier Data provided by Novartis hereunder.

(e)	For clarity, nothing in this Section 4.2: (i) allows Emisphere any right to reference any filing with any regulatory authority, or any Regulatory Approval, of Novartis or any of its Affiliates or sublicensees; or (ii) grants Emisphere any right under any patent right of Novartis or any of its Affiliates or sublicensees.
4.3	Novartis Access to Emisphere Carrier Data
(a)	On a product-by-product basis, within thirty (30) days after the date on which Emisphere (itself, or through any of its Affiliates, licensees, subcontractors or collaborators) has submitted its first application for Regulatory Approval of any product (other than a Product to which Novartis has rights under any written

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
agreement between the Parties), Emisphere will provide to Novartis a list of all studies included in the Carrier Data for such submission, together with the price for access to data for each such study (such price being equal [*****]).

(b)	Novartis shall have the right to request that Emisphere provide it with a copy of any or all of the Carrier Data listed on the corresponding notice provided under Section 4.3(a). Upon payment to Emisphere of the corresponding amount set forth on the notice provided under Section 4.3(a) for each study for which Novartis has requested a copy of the data, and subject to terms and conditions to be agreed between the Parties, Emisphere shall provide Novartis with a copy of the requested data and the right to use such data (itself, or through any of its Affiliates or sublicensees) for purposes of submission to health authorities with respect to [*****] for which Novartis has rights under any written agreement between the Parties.

(c)	If Novartis wishes to use any such Carrier Data with respect to any further Product(s), it shall again request access to the applicable data, and upon payment to Emisphere of the corresponding amount set forth on the notice provided under Section 4.3(a) for each study for which Novartis has requested a copy of the data, and subject to terms and conditions to be agreed between the Parties, Emisphere shall again provide Novartis with a copy of the requested data and the right to use such data (itself, or through any of its Affiliates or licensees) for purposes of submission to health authorities with respect to such additional Product.

(d)	Novartis shall provide written notice to Emisphere not less than ten (10) Business Days after it (or any of its Affiliates, licensees, subcontractors or collaborators) has made any submission to any regulatory authority which includes any Carrier Data provided by Emisphere hereunder.

(e)	For clarity, nothing in this Section 4.3 allows Novartis any right to reference any filing with any regulatory authority, or any Regulatory Approval, of Emisphere or any of its Affiliates, licensees, subcontractors or collaborators.
4.4	Toxicology Studies
(a)	If Emisphere (itself or through any Affiliate, licensee, subcontractor or collaborator) wishes to perform or have performed any animal toxicology study using any [*****] Carrier or any product which contains any [*****] Carrier, it shall provide Novartis with written notice of such intent, which notice shall also set forth the proposed strategy for any planned toxicology testing and, to the extent available, the protocol for any proposed animal toxicology studies.

(b)	With respect to any notice issued under Section 4.4(a) prior to the date on which [*****], the Parties will discuss in good faith Emisphere’s strategy (and, to the extent available, the protocol) for any proposed animal toxicology studies, it being

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
understood and agreed that Emisphere will not undertake, or permit to be undertaken by any other Person, any toxicology testing with any [*****] Carrier without Novartis’ prior written consent, such consent not to be unreasonably withheld.

(c)	With respect to any notice issued under Section 4.4(a) after the date on which [*****], within sixty (60) days of receipt of such notice, Novartis shall provide written notice to Emisphere as to whether Novartis either:
(i)	agrees to the proposed animal toxicology study, in which case Emisphere (itself or through any Affiliate, licensee, subcontractor or collaborator) shall have the right to perform or have performed the applicable animal toxicology study in accordance with the protocol provided to Novartis, subject to any reasonable comments Novartis may have with respect to any such protocol. To the extent that any protocol is not available at the time of Emisphere’s notice under Section 4.4(b), Emisphere will submit such protocol to Novartis in advance of commencing the subject study and Emisphere’s right to perform or have performed the applicable animal toxicology study shall be subject to any reasonable comments Novartis may have with respect to such protocol; or

(ii)	does not agree to the proposed animal toxicology strategy (or one or more of the studies included therein), in which case: (A) Emisphere may require that Novartis allow it to obtain access to and use data from one or more studies listed on Exhibit I for the specific program which was the subject of Emisphere’s notice; (b) in consideration of such access and use right, Emisphere will pay Novartis the corresponding amount set forth on Exhibit I; and (C) Emisphere (itself or through any Affiliate, sublicense, subcontractor or collaborator) will not anywhere in the Territory directly or indirectly carry out the applicable animal toxicology strategy or study, as applicable.
In the event that Emisphere wishes to pursue additional testing of any [*****] Carrier beyond that described in Exhibit I, the Parties will first discuss and agree in good faith the strategy and protocol(s) for any such testing and Emisphere will not undertake, or permit to be undertaken by any other Person, any toxicology testing with any [*****] Carrier without Novartis’ prior written consent, such consent not to be unreasonably withheld.

(d)	Emisphere will not undertake, or permit to be undertaken by any other Person, any toxicology testing with any [*****] Carrier, or any product which contains any [*****] Carrier, other than in accordance with this Section 4.4.

(e)	For clarity, nothing in this Section 4.4: (i) allows Emisphere any right to reference any filing with any regulatory authority, or any Regulatory Approval, of Novartis or any of its Affiliates or sublicensees; or (ii) grants Emisphere any right under any patent right of Novartis or any of its Affiliates or sublicensees.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
ARTICLE 5 AFFILIATES, SUB-LICENSEES AND SUBCONTRACTORS
5.1	Novartis

Novartis may exercise its rights and perform its obligations under the Agreement itself or through any of its Affiliates and may subcontract its development, regulatory, manufacturing and commercialization activities as it deems appropriate subject to the approval of Emisphere not to be unreasonably withheld.

5.2	Emisphere

Emisphere may exercise its rights and perform its obligations under the Agreement itself or through any of its Affiliates and may subcontract its development, regulatory, manufacturing and commercialization activities as it deems appropriate subject to the approval of Novartis not to be unreasonably withheld.
ARTICLE 6 RELEASE OF THE NOTE
6.1	Release of the Note

In consideration of the terms and conditions of this Master Agreement and Amendment (including the provisions of Part B of Exhibit B), effective on the Amendment Effective Date, Novartis hereby releases and discharges Emisphere from its obligations under the Note. For the avoidance of doubt, the release and discharge set forth in this Article 6 will not become effective unless and until this Agreement becomes effective in accordance with Section 10.14.
ARTICLE 7 REPRESENTATIONS AND WARRANTIES
7.1	Due Incorporation

Each Party represents and warrants to the other that it is duly incorporated under the relevant laws of incorporation and each has full corporate authority to enter into and to perform its obligations under this Agreement.

7.2	Due Authorization

Each Party represents and warrants to the other that this Agreement has been fully authorized, executed and delivered by it; that it has full legal right, power and authority to enter into and perform this Agreement; that this Agreement constitutes a valid and binding agreement between the Parties; and that this Agreement does not conflict with or result in a breach of its existing contractual obligations to a Third Party.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
7.3	Effectiveness

Each Party represents and warrants that:
(a)	the execution, delivery and performance of this Agreement by it does not breach a material law, regulation, orders, judgments or decrees of a court, governmental authority or other material agreement or arrangement, whether written or oral, by which it is bound;

(b)	it and its Affiliates are not engaged in administrative action, litigation or arbitration, or in a dispute or controversy reasonably likely to lead to litigation, arbitration or other proceeding, which would materially affect the validity of this Agreement or its ability to fulfill its obligations under this Agreement;

(c)	the performance of this Agreement by it does not breach a material law, regulation, orders, judgments or decrees of a court, governmental authority or other material agreement or arrangement, whether written or oral, by which it is bound;

(d)	this Agreement is, and will continue to be, its legal, valid and binding obligation, enforceable according to the terms of this Agreement (subject to relevant laws of bankruptcy and moratorium); and

(e)	the rights granted to the other Party and its Affiliates under this Agreement do not conflict with rights granted by it to a Third Party.
7.4	Emisphere Representations, Warranties and Covenants
(a)	Emisphere represents and warrants that:
(i)	Except for and subject to the MHR Loan Documents, and the Non-Disturbance Agreement (including the MHR License Agreement attached thereto) as at the date of this Agreement, Emisphere Controls the entire right, title and interest in the Licensed IP; and

(ii)	Except for and subject to the MHR Loan Documents and the Non-Disturbance Agreement (including the MHR License Agreement attached thereto) as at the date of this Agreement, the Licensed IP is free and clear of Encumbrances relating to, affecting, or limiting its rights or the rights of Novartis to Licensed IP under this Agreement or any of the Previous Agreements.
(b)	Emisphere covenants and agrees that, for so long as any of the Previous Agreements remain in effect and Emisphere owns title to the Licensed IP, it will not voluntarily and consensually grant any security interest, lien or collateral

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
assignment (other than as provided in the MHR Loan Documents) over any or all of the Licensed IP unless:
(i)	such security interest, lien or collateral assignment is expressly made subject to and subordinate to the rights of MHR and Novartis to the Licensed IP under the Non-Disturbance Agreement (including the MHR License Agreement attached thereto), this Agreement and the Previous Agreements; and

(ii)	Emisphere provides Novartis with prior written notice of its intention to grant such security interest, lien or collateral assignment, and upon written request by Novartis, requires that the party for whose benefit the security interest, lien or collateral assignment is made has entered into (or will enter into concurrently with the granting of such security interest, lien or collateral assignment) an agreement with Novartis and Emisphere on terms no less favorable to Novartis than the terms of the Non-Disturbance Agreement (including the MHR License Agreement attached thereto), provided that such agreement shall expressly provide that it is subject to and subordinate to the Non-Disturbance Agreement (including the MHR License Agreement attached thereto). For the avoidance of doubt, Novartis hereby acknowledge and agree, including for the benefit of MHR, that nothing in this Section 7.4(b)(ii) shall affect, limit or change in any way MHR’s rights under the MHR Loan Documents and the Non-Disturbance Agreement (including the MHR License Agreement attached thereto).
7.5	DISCLAIMER

EXCEPT AS EXPRESSLY PROVIDED UNDER THIS AGREEMENT, NO PARTY MAKES EXPRESS OR IMPLIED WARRANTIES, STATUTORY OR OTHERWISE, CONCERNING THE VALUE, ADEQUACY, FREEDOM FROM INFRINGEMENT OF THIRD PARTY PATENTS, FREEDOM FROM FAULT OF, OTHER QUALITY, EFFICIENCY, STABILITY, CHARACTERISTICS OR USEFULNESS OF, OR MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OF, A PRODUCT. ALL WARRANTIES MADE HEREUNDER ARE EXPRESSLY SUBJECT TO THE SECURITY INTEREST SET FORTH IN THE MHR LOAN DOCUMENTS, IT BEING ACKNOWLEDGED THAT, AS SET FORTH IN SECTION 3 OF THE NON-DISTURBANCE AGREEMENT, MHR CONSENTS TO EMISPHERE ENTERING INTO THIS AGREEMENT SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE NON-DISTURBANCE AGREEMENT.
ARTICLE 8 DISPUTE RESOLUTION
8.1	Resolution of Disputes

The Parties agree that no dispute, controversy or claim arising under this Agreement will be the subject of private litigation between the Parties. Instead, any dispute, controversy

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
or claim arising under this Agreement will be resolved in accordance with the process set forth in Article 12 of the Oral hGH Agreement and the provisions of Article 12 of the Oral hGH Agreement shall apply to this Agreement as if set forth in full in this Agreement.
ARTICLE 9 CONFIDENTIALITY
9.1	Definition

“Confidential Information” means all Know How and proprietary information of a financial, commercial, clinical, regulatory or technical nature, and other information regarding the business operations of a Party, or relating to development, manufacture, commercialization or other use of any Product, which has been or is given or made available by a Party to the other orally, in writing or electronic form, or by observation. Confidential Information includes information on concepts, materials, discoveries, inventions, substances, formulations, technology, equipment, data, clinical or non clinical trials, studies, reports, sources for supply, patent position, inventions, discoveries, improvements and methods, business or marketing plans and techniques, manufacturing and other plant designs, and location of operations.

9.2	Duty

Each Party will;
(a)	maintain Confidential Information of the other Party in strictest confidence, and will ensure that its Affiliates, sublicensees, subcontractors, collaborators, consultants and agents, and their employees maintain in strictest confidence, and not publish, use or disclose the Confidential Information for a purpose other than allowed in this Agreement;

(b)	ensure that its and its Affiliates, sublicensees, subcontractors, collaborators, consultants or agents, and their employees only receive the Confidential Information of the other Party under restrictions of confidentiality at least as strict as those contained within this Agreement;

(c)	use Confidential Information of the other Party only for a purpose contemplated by this Agreement;

(d)	not publish, disseminate, or disclose Confidential Information of the other Party, to a Person not subject to restrictions of confidentiality in respect of the Confidential Information that is at least as strict as those in this Agreement.
9.3	Exceptions

A Party may disclose only that portion of the Confidential Information of the other Party that that Party:

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
(a)	is required to be disclosed under law or court order;

(b)	can demonstrate by competent evidence that that portion of the Confidential Information has entered or enters the public domain through no fault of that Party;

(c)	can demonstrate by competent evidence of contemporaneous written records that that portion of the Confidential Information was already known by that Party before receipt from the disclosing Party, or is the result of Independent Research by that Party without breach of this Agreement; or

(d)	can demonstrate by competent evidence was received by that Party, without restriction on disclosure, from a Third Party under no confidentiality obligation to the other Party.
9.4	Standard of Care

Each Party will use at least the same standard of care as it uses to protect proprietary or confidential information of its own to ensure that its employees, agents, consultants and other representatives do not disclose or make unauthorized use of the Confidential Information, and will be no less than reasonable care.

9.5	Notice of Breach

Each Party will notify the other promptly on discovering of an unauthorized disclosure or use of the Confidential Information.

9.6	Injunctive Relief

The Parties agree that monetary damages may not be sufficient remedy for breach of this article and that the Party whose Confidential Information it is will be entitled to seek equitable relief, including injunction and specific performance, for any breach. This Article does not limit the rights of that Party to any other remedies it may have at law, including the recovery of damages for breach of this Article.

9.7	Survival

This Article will survive for ten (10) years after the termination or expiry of this Agreement.
ARTICLE 10 GENERAL PROVISIONS
10.1	Publicity
(a)	On the signing of this Agreement, each Party may issue its own press release on the nature and scope of this Agreement in a form reasonably approved in writing

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
in advance by the other Party. The Parties will use commercially reasonable efforts to agree to both Parties’ proposed press release so that both Parties’ press releases are available for the Parties’ internal approval committees at the time this Agreement is presented to them for their approval.

(b)	Subject to paragraphs (c) and (d), a Party will only issue a press release or other public statement or announcement where that press release or other statement or announcement has been approved in writing in advance by the other Party. A Party will give the other at least ten (10) Business Days prior notice of its intended press release, or other public statement or announcement.

(c)	Novartis or its Affiliates may, without the need for consent from Emisphere:
(i)	issue press releases and other public statement or announcement as it deems appropriate in connection with the development, manufacture commercialization and other use of Products; and

(ii)	publish or have published information and results about clinical trials related to any Product.
(d)	Notwithstanding the foregoing, a Party may make any disclosures required of it to comply with any duty of disclosure it may have pursuant to laws or to the rules of any recognized stock exchange. The Parties will use commercially reasonable efforts to coordinate with each other relating to the timing, form and content of the required disclosure. A Party will consult with the other Party on the provisions of this Agreement, including schedules and attachments, to be redacted in any filings made by a Party with the Securities and Exchange Commission (or other regulatory body) or as otherwise required by law. If requested by the other Party, the Party subject to the disclosure obligation will use commercially reasonable efforts to obtain an order protecting to the maximum extent possible the confidentiality of the provisions of this Agreement as reasonably requested by the other Party. If the Parties are unable to agree on the form or content of any required disclosure, the disclosure will be limited to the minimum reasonably required as determined by the disclosing Party in consultation with its attorney.
10.2	Amendment

This Agreement may be altered or supplemented only by a written agreement signed by the authorized representatives of each Party.

10.3	Assignment
(a)	Neither this Agreement nor the rights or obligations under this Agreement may be assigned or otherwise transferred by Emisphere to a Party which is not an Affiliate of Emisphere without the prior written consent of Novartis, which shall not be

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
unreasonably withheld; provided that Emisphere may assign this Agreement and its rights and obligations under this Agreement without Novartis’ consent in connection with the transfer or sale of all or substantially all of Emisphere’s business to a Third Party, whether by merger, sale of stock, sale of assets or otherwise. A purported assignment in contravention of this paragraph (a) will be null and void and of no effect at the option of Novartis. An assignment will not release a Party from responsibility for the performance of accrued obligations of that Party under this Agreement before the assignment. This Agreement will be binding on and enforceable against the successor to or allowed assignee of Emisphere.

(b)	Novartis may assign this Agreement without the consent of Emisphere but will consult with Emisphere before assignment except where the assignment is:
(i)	to a Party which is an Affiliate of Novartis; or

(ii)	in connection with the transfer or sale of or including Novartis’ business relating to the Agreement to a Third Party, whether by merger, sale of stock, sale of assets or otherwise.
Novartis will give Emisphere written notice within five (5) Business Days of any assignment.

(c)	If an Affiliate to which a Party has assigned this Agreement ceases to be an Affiliate of that Party, the Affiliate will assign back to that Party all the rights and obligations before it ceases to be an Affiliate.

(d)	An assignment will not release a Party from responsibility for the performance of accrued obligations of that Party under this Agreement before assignment. This Agreement will be binding on and enforceable against the successor to or allowed assignee of a Party.
10.4	Entire Agreement

With effect from the Amendment Effective Date, this Agreement, together with the Previous Agreements as amended hereby, constitutes the entire agreement of the Parties relating to the [*****] Carriers and supersedes all prior negotiations, correspondence and understandings between the Parties relating to the subject matter, whether oral or written.

10.5	Governing Law

This Agreement will be governed by, and construed and enforced according to the laws of the State of New York without regard to its conflicts of laws principles.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
10.6	Notices

All notices and other communications under this Agreement will be in writing, will be effective when received, and will be deemed to have been received:
(a)	on the date of delivery, if delivered personally to one of the office holders of the other Party set out in paragraph (b); or

(b)	on the second business day after the business day of deposit with Federal Express or other similar courier for overnight delivery, freight prepaid, in each the case, addressed as follows (until the address is changed by notice duly given):

To Emisphere: Emisphere Technologies, Inc. 240 Cedar Knolls Road, Suite 200 Cedar Knolls, NJ 07927 USA Attention: President and CEO Fax: + 1 973 532 8115

With copy to: Emisphere Technologies, Inc. 240 Cedar Knolls Road, Suite 200 Cedar Knolls, NJ 07927 USA Attention: General Counsel Fax: + 1 973 532 8115

To Novartis: Novartis Pharma AG Forum 1 Novartis Campus CH-4056 Basel Switzerland Attention: Global Head of Business Development & Licensing Fax: + 41 61 324 2100

With copy to: Novartis Pharma AG Lichtstrasse 35 CH-4056 Basel Switzerland Attention: General Counsel Pharma Legal Fax: + 41 61 324 2100

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
10.7	Counterparts

This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

10.8	Independent Contractors

The Parties are independent contractors under this Agreement. Nothing in this Agreement is intended or is to be construed so as to constitute Emisphere and Novartis as agents, partners, joint ventures or other enterprise relating to this Agreement. A Party does not have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other Party or to bind the other Party to any other contract, agreement, or undertaking with any Third Party.

10.9	Severability

If any part of this Agreement will be held invalid or unenforceable, the remainder of the Agreement will nevertheless remain in full force and effect provided that the provisions will allow the transaction contemplated by this Agreement to take place in substantially the same manner as originally contemplated by the Parties.

10.10	Waiver

A waiver must be in writing signed by the Party waiving its right. A waiver of any term, provision or condition of this Agreement by conduct or otherwise in one or more instances will not be deemed to be or construed as a further or continuing waiver of any the term, provision or condition, or of any other term, provision or condition of this Agreement.

10.11	Third Party Beneficiaries

This Agreement is not made for the benefit of any party other than those executing it.

10.12	Expenses

Each Party will bear its own out of pocket costs incurred in performing its obligations and exercising its rights under this Agreement, unless expressly agreed otherwise in this Agreement.

10.13	Further Assurances

Each Party agrees to sign, acknowledge and deliver further documents, and to do all other reasonable acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
10.14	Amendment Effective Date

Other than the provisions of this Section, Articles 8 and 9, and Sections 10.1 10.2, 10.5, 10.7, 10.10, 10.12 and 10.13, the rights and obligations of the Parties under this Agreement shall not become effective unless and until the later of: (i) the execution of this Agreement by both Emisphere and Novartis; and (ii) both the execution of the Non-Disturbance Agreement by MHR, Emisphere and Novartis and the execution of the MHR License Agreement by MHR and Novartis (the date upon which such later condition is satisfied being the “Amendment Effective Date” of this Agreement). Upon the occurrence of the Amendment Effective Date, all provisions of this Agreement shall become effective automatically without the need for further action by the Parties.
[Next Page is Signature Page]

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
SIGNED BY THE PARTIES’ AUTHORIZED REPRESENTATIVES
EMISPHERE TECHNOLOGIES, INC.

By:
Name:
Title:

NOVARTIS PHARMA AG
By:
Name:
Title:
Date:

By:
Name:
Title:
Date:

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
EXHIBIT A
AMENDMENTS TO ALL PREVIOUS AGREEMENTS
Each of the Previous Agreements is hereby amended as follows:
(A)	CARRIERS
(I)	The following new definition is inserted into each of the Oral CT License Agreement, the Oral hGH Agreement and the Oral PTH Agreement:

“[*****] Carrier” means any chemical compound which contains the following structure features:

[*****]

[*****].

(II)	[*****]

(III)	The definitions “Back-Up Carrier,” “Commercial Carrier,” “Lead Carrier” and “Programme Carriers” are hereby deleted from the Oral hGH Agreement, and all references therein to “Back-Up Carrier,” “Commercial Carrier,” “Lead Carrier” and “Programme Carriers” shall be amended to references to “[*****] Carrier.”

(IV)	The definitions “Back-Up Carrier,” “Commercial Carrier,” “Lead Carrier” and “Programme Carriers” are hereby deleted from the Oral PTH Agreement, and all references therein to “Back-Up Carrier,” “Commercial Carrier,” “Lead Carrier” and “Programme Carriers” shall be amended to references to “[*****] Carrier.”
(B)	PRODUCTS

In each of the Oral CT License Agreement, the Oral hGH Agreement and the Oral PTH Agreement:
(I)	the definition of “Product” is deleted and replaced with the following:

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
“Product” means a pharmaceutical composition containing the Compound (alone or in combination with one or more other Licensed Compounds) in combination with a [*****] Carrier, and all [*****] and the like of a Compound (alone or in combination with one or more other Licensed Compounds) in combination with a [*****] Carrier.
and
(II)	the following definition is inserted:

“Licensed Compounds” means one or more Compound as defined in any of the Oral HGH Agreement, Oral PTH Agreement, or Oral CT License Agreement, each as defined in the Master Agreement and Amendment between the Parties dated June 4, 2010 (“Master Agreement”).
(C)	LICENSE GRANTS
(I)	The first sentence of Section 2.1 of the Oral CT License Agreement is amended to read:

“an exclusive license in the Territory to develop, have developed, make, have made, use and sell Products (and to develop, have developed, make and have made [*****] Carriers for use in Products) under the Emisphere Technology and Emisphere Program Technology.”

(II)	The final passage of Section 2.1 of the Oral hGH Agreement is amended to read:

“... to Develop or have Developed, Commercialize, have Commercialized, make, have made use or have used Products (and to develop, have developed, make and have made [*****] Carriers for use in Products) (the “License”).”

(III)	The final passage of the first sentence of Section 2.1 of the Oral PTH Agreement is amended to read:

“... to Develop or have Developed, Commercialize, have Commercialized, make, have made use or have used Products (and to develop, have developed, make and have made [*****] Carriers for use in Products) (the “License”).”
(D)	MANUFACTURING

Each of:
(I)	Articles 4 and 6 of the Oral CT License Agreement;

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
(II)	Article 5 of the Oral hGH Agreement; and

(III)	Article 5 of the Oral PTH Agreement,
is deleted in its entirety and replaced with the following (where “X” shall be the number of the replaced Article in the applicable agreement):
“X.	MANUFACTURING

X.1	Manufacture and Supply of Product.

Novartis shall have the right to manufacture (or have manufactured as set forth below) any [*****] Carrier during Development and Commercialization of any Product. The Compound, [*****] Carriers and Product will be manufactured by Novartis or a third party manufacturer of Novartis’ choice, except that Emisphere may, at its discretion, prevent Novartis from selecting a third party manufacturer to manufacture the final form of the [*****] Carrier with which Emisphere has an existing contractual relationship for the manufacture of the final form of the [*****] Carrier (for clarity, excluding any supplier of raw materials or intermediates). Any chemical or formulation components required by Novartis for its own manufacture of the Product, [*****] Carriers or Compound for the purposes of this Agreement shall be procured by Novartis at its own expense. Novartis shall ensure that supplies of the Product(s) are produced as diligently as any of its products of similar commercial importance. Novartis shall be responsible for the packaging, labeling, distribution and sale of the Product. The manufacture and distribution of supplies of Product for use in clinical studies or as samples in a country shall be carried out in the same manner.

X.2	Back-Up Site for Manufacture and Supply of Product.

(a)	Emisphere shall have the right, itself or through a third party sub-contractor reasonably acceptable to Novartis, to be qualified as a secondary source for [*****] Carriers to be used in the Product, including by obtaining all necessary regulatory approvals to supply [*****] Carriers to be used in the Product. If requested by Emisphere, Novartis shall use commercially reasonable efforts to provide such technology transfer as is customary in the pharmaceutical industry in support of Emisphere’s (or its designee’s) qualification as a secondary source for [*****] Carriers to be used in the Product. Any such technology transfer shall be provided at Emisphere’s cost and expense, including [*****]. If requested by Emisphere, Novartis will also include information regarding Emisphere’s (or its designee’s) manufacture of [*****] Carriers for use in Products in Novartis’ applications for regulatory approval for the Products.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
(b)	Novartis reserves the right to audit the facility of Emisphere and/or any third party sub-contractor of Emisphere, including, in each case, its processes, records, and other facets of the operation once per year (or more often as necessary in the event of quality issues, regulations, deficiencies identified in a previous audit or other reasonable causes) to assure that all applicable relevant regulatory authority or similar government regulations have been met. Emisphere shall permit duly authorized representatives of Novartis to audit all research, development and manufacturing areas and operations as they apply to [*****] Carriers for Novartis at reasonable times with a prior appointment. These audits will be conducted to assure compliance with all pertinent acts, regulations and guidelines promulgated by the relevant regulatory authority. Such audits will be permitted during normal business hours and will be performed with a minimum of disruption. Novartis shall furnish to Emisphere summaries of all reports prepared as a result of these audits. Novartis agrees to notify Emisphere within thirty (30) days of any concerns it may have regarding the [*****] Carrier(s). Novartis will also have the right to audit Emisphere’s financial manufacturing records in accordance with the financial audit provisions of this Agreement.

(c)	In the event that Novartis wishes to source [*****] Carriers for use in the Product from Emisphere, it will provide written notice to Emisphere and the Parties will negotiate in good faith the terms and conditions upon which Emisphere will manufacture and supply such [*****] Carriers, itself or through a third party sub-contractor reasonably acceptable to Novartis, it being understood and agreed that, if either: (i) Emisphere is unable or unwilling to product the [*****] Carriers to the same standards and consistency as Novartis; or (ii) the Parties are unable to agree such terms and conditions within three (3) months of Novartis’ notice to Emisphere, Novartis shall have the right to nominate and qualify an alternate secondary source of such [*****] Carriers.
(E)	MILESTONES AND ROYALTIES
(I)	The definition of Net Sales in each of the Previous Agreements is amended by adding the following paragraph to the end of the definition:

“In the event the Product comprises the Compound in combination with one or more other Licensed Compounds (other than Additional Compounds as that term is defined in the Master Agreement) (such Product, a “Combination Product”), the Net Sales of the Combination Product, for the purposes of determining royalty payments due under this Agreement (as opposed to the agreement governing Product containing the other Licensed Compound(s)), shall be determined by multiplying the [*****]. In the event that such average sale price cannot be determined for both the Product and such other product(s), Net Sales for purposes

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
of determining royalty payments shall be agreed by the Parties based on the relative value contributed by each component, such agreement not to be unreasonably withheld. For clarity, royalties shall also be payable on sales of the applicable Combination Product, based on the same average sales process or relative values, as applicable, under the applicable written agreement between the Parties related to the other Licensed Compounds included in the Combination Product. For clarity, royalties for combination products including any Additional Compound (as that term is defined in the Master Agreement) in combination with the Compound shall be determined in the applicable license to be negotiated under the Master Agreement.”
and
(II)	each of Section 8.2 of the Oral CT License Agreement, Section 6.1(d) of the Oral hGH Agreement and Section 6.1(d) of the Oral PTH Agreement shall be amended by adding the following new paragraph to the end of the applicable Section:

“Notwithstanding the foregoing, if the applicable Product is a Combination Product, then the milestones payable with respect to such Combination Product shall be agreed upon in good faith between the Parties. For the avoidance of doubt, such milestones shall be payable only once and any payment of any such milestone under this Agreement shall also satisfy any obligation to make the corresponding milestone payment under the applicable written agreement between the Parties related to the other Licensed Compounds included in the Combination Product.”
(F)	MISCELLANEOUS

The following new definition is inserted into each of each of the Oral CT License Agreement, the Oral hGH Agreement and the Oral PTH Agreement:
“Amendment Effective Date” has the meaning set forth in the Master Agreement and Amendment between the Parties dated as of June 4, 2010.”

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
EXHIBIT B
FURTHER AMENDMENTS TO ORAL CT LICENSE AGREEMENT
The Oral CT License Agreement is hereby further amended as follows:
(A)	FURTHER DEVELOPMENT
Article 5 is deleted in its entirety and replaced with the following:
“5. RESEARCH AND DEVELOPMENT
Notwithstanding any other provision of this Agreement, with effect from the Amendment Effective Date, Novartis will be responsible for conducting, at its sole expense, all further research, preclinical, clinical and other development of the Products (and the [*****] Carriers used therein).”
(B)	MILESTONES AND ROYALTIES
Section 8.2 is deleted in its entirety and replaced with the following:
“In consideration of the granting of a license for the Emisphere Technology and Program Technology to Novartis, Novartis will make royalty payments to Emisphere on aggregate Net Sales of all Products in the Territory by Novartis, its Affiliates and sub-licensees at the applicable rates set forth below:

Aggregate Annual Net Sales of Products throughout the Territory
in a Calendar Year by Novartis, its Affiliates and Sublicensees	Royalty Rate
Portion of annual Net Sales of Products which is [*****]	[*****]

Portion of annual Net Sales of Products which is [*****]	[*****]

Portion of annual Net Sales of Products which is [*****]	[*****]

Portion of annual Net Sales of Products which is [*****]	[*****]
Provided that, the royalty rate for the portion of annual Net Sales of Products which is [*****] shall be equal to [*****] until such time as the difference between (X) the

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
aggregate amount of royalties that Novartis would have paid to Emisphere on such portion of annual Net Sales of Products if it had been paying royalties at a rate equal to [*****], and (Y) the aggregate amount of royalties that Novartis has paid to Emisphere on such portion of annual Net Sales of Products (applying such [*****] rate), is equal to [*****].
For clarity, no milestone payments shall be payable by Novartis with respect to any Product, and Emisphere hereby releases Novartis from any and all claims it may have now or at any time in the future for any payment of milestones with respect to any Product. ”
(C)	PROSECUTION OF EMISPHERE PATENTS
Section 10.2 is amended by adding a new sub-Section 10.2.3 as follows:
“Without limiting Section 10.2.2 above, in the event that Emisphere fails to make any filing or payment related to the preparing, filing, prosecuting or maintaining of any Emisphere Patent or Emisphere Program Patent, Novartis shall have the right, exercisable in its sole discretion and expense, to file or continue the prosecution or maintenance of such Emisphere Patent or Emisphere Program Patent in Emisphere’s name; provided, however, that Novartis shall (1) be entitled to deduct from any royalty payments due to Emisphere hereunder [*****] and (2) keep Emisphere informed of the prosecution of such patents and provide Emisphere with the right to [*****] prior to the relevant filing date.”
(D)	CONFIDENTIALITY
Article 11 is amended by adding a new Section 11.4 as follows:
“Each party acknowledges that damages resulting from disclosure of the confidential information would be an inadequate remedy and that, notwithstanding the provisions of Clause 17.1(a), in the event of any such disclosure or any indication of an intent to disclose such information, a party (or its Affiliates) owning such information shall be entitled to seek, by way of private litigation, injunctive relief or other equitable relief in addition to any and all remedies available at law or in equity.”

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
(E)	DISPUTE RESOLUTION
Sections 17.1 and 17.2 are replaced by the following:
“17.1 Resolution of Disputes
(a) The Parties agree that except as specified in Clauses 17.2(f), 17.2(i) and 11.4 in no event shall any dispute, controversy or claim arising under this Agreement be the subject of private litigation between the Parties.
(b) Disputes, controversies and claims related to matters within the powers and authority of the Steering Committee shall be resolved by the Parties in accordance with the procedures set forth in Clause 1.2 of the Option Agreement. To the extent that a dispute, controversy or claim is related to compliance with the terms of this Agreement, or the validity, breach, termination or interpretation of this Agreement, such dispute, controversy or claim shall be resolved in accordance with Clause 17.1(c).
(c) Each Party shall have the right to refer any dispute, controversy or claim related to compliance with the terms of this Agreement, or the validity, breach, termination or interpretation of this Agreement, to the senior management within each Party for resolution. The senior management shall have thirty (30) days in which to meet in good faith to resolve the dispute, controversy or claim. In the event that the senior management of both Parties are unable to resolve the matter within such thirty (30) days, the dispute, controversy or claim, shall be promptly submitted to the to the Chief Executive Officer of Emisphere or its designee and the Global Head of Pharma Development of Novartis or its designee (together, the “Senior Officers”) for resolution. In the event the Senior Officers are unable to resolve the dispute, controversy or claim within fifteen (15) days, such dispute, controversy or claim shall be resolved through binding arbitration pursuant to Clause 17.2.
17.2 Arbitration
(a) In the event that the Senior Officers are unable to resolve any dispute, controversy or claim between the Parties referred to them pursuant to Clause 17.1(c) arising out of or in connection with compliance with this Agreement, or the validity, breach, termination or interpretation of this Agreement, the dispute, controversy or claim (other than a dispute, controversy or claim relating to patent scope, validity or infringement) shall, at the request of either Party be finally settled by binding arbitration in accordance with the then current Rules of Arbitration of the International Chamber of Commerce.
(b) The arbitration panel shall consist of three (3) arbitrators, each of whom must have legal or business experience in pharmaceutical licensing matters. The arbitrators are to be selected as follows: Novartis shall nominate one (1) such qualified arbitrator;

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
Emisphere shall nominate one (1) such qualified arbitrator; and the two arbitrators so nominated shall nominate a third such qualified arbitrator, who shall be the presiding arbitrator, in each case subject to confirmation by the International Court of Arbitration of the International Chamber of Commerce (the “ICC Court”). In the event either Novartis or Emisphere shall have failed to nominate a qualified arbitrator as provided above within fifteen (15) days after the other Party shall have nominated its arbitrator, or the two arbitrators so nominated shall fail to agree on a third arbitrator as provided above within thirty (30) days, the presiding arbitrator shall be appointed by the ICC Court.
(c) The place of arbitration shall be New York and the language of the arbitration shall be English.
(d) Except as otherwise provided in this Agreement, the arbitration procedure set forth in this Article 12.2 shall be the sole and exclusive means of settling or resolving any dispute referred to in this Clause 17.2.
(e) Within sixty (60) days after the third and presiding arbitrator has been confirmed by the ICC Court, the Parties shall exchange all documents in their respective possession that are relevant to the issues in dispute and not protected from disclosure by attorney-client privilege or other immunity. Each Party shall also be permitted to take sworn oral deposition of individuals, such depositions to be scheduled by mutual agreement and concluded within forty-five (45) days after the exchange of documents described above. At least fifteen (15) days prior to the first scheduled hearing date, the Parties shall identify the witnesses that they intend to present at the arbitration hearing and the documentation on which they intend to rely. The Parties shall use their commercially reasonable efforts to conclude the arbitration hearings within ten (10) months following the confirmation of the third and presiding arbitrator. The arbitrators shall issue their decision (including grounds and reasoning) in writing no later than sixty (60) days following the conclusion of the last arbitration hearing.
(f) The award of the arbitrators shall be final and binding on the Parties and may be presented by either of the Parties for enforcement in any court of competent jurisdiction, and the Parties hereby consent to the jurisdiction of such court solely for purposes of enforcement of this arbitration agreement and any order or award entered therein.
(g) Each Party shall bear its own attorney’s fees, costs, and disbursements arising out of the arbitration, and shall pay an equal share of the fees and costs of the arbitrators; provided, however, the arbitrators shall be authorized to determine whether a Party is the prevailing party, and if so, to award to that prevailing Party reimbursement for its reasonable attorneys’ fees, costs and disbursements and/or the fees and costs of the arbitrators.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
(h) Provided the Agreement has not terminated, the Parties covenant to continue the performance under the Agreement in accordance with the terms thereof, pending the final resolution of the dispute.
(i) Notwithstanding the foregoing, either Party shall have the right to pursue an action in a court of competent jurisdiction to obtain injunctive or other equitable remedy.
17.3 Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York without regard to the conflicts of laws principles thereof.”

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
EXHIBIT C
FURTHER AMENDMENTS TO ORAL HGH AGREEMENT
(A)	PROGRAMME
Sections 3.1, 3.2. 3.3 and 3.4 are deleted in their entirety.
(B)	FURTHER DEVELOPMENT
Sections 4.1, 4.3 and 4.4 are deleted in their entirety and Section 4.1 is replaced with the following:
“4.1. Research and Development. Notwithstanding any other provision of this Agreement, with effect from the Amendment Effective Date, Novartis will be responsible for conducting, at its sole expense, all further research, preclinical, clinical and other development of the Products (and the [*****] Carriers used therein).”
(C)	PROSECUTION OF EMISPHERE PATENTS
Section 8.2(c) is amended by adding the following to the end of the Section:
“Without limiting the foregoing, in the event that Emisphere fails to make any filing or payment related to the preparing, filing, prosecuting or maintaining of any Emisphere Patent Right, Novartis shall have the right, exercisable in its sole discretion and expense, to file or continue the prosecution or maintenance of such Emisphere Patent Right in Emisphere’s name; provided, however, that Novartis shall (1) be entitled to deduct from any royalty payments due to Emisphere hereunder [*****] and (2) keep Emisphere informed of the prosecution of such patents and provide Emisphere with the right to comment on any proposed substantive filing prior at least two (2) weeks prior to the relevant filing date.”

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
EXHIBIT D
FURTHER AMENDMENTS TO ORAL PTH AGREEMENT
(A)	FURTHER DEVELOPMENT
The first sentence of Section 3.1 is deleted and replaced with the following:
“Notwithstanding any other provision of this Agreement, with effect from the Amendment Effective Date, Novartis will be responsible for conducting, at its sole expense, all further research, preclinical, clinical and other development of the Products (and the [*****] Carriers used therein).”
(B)	CARRIERS
Section 3.2 is deleted in its entirety.
(C)	PROSECUTION OF EMISPHERE PATENTS
Section 8.2(c) is amended by adding the following to the end of the Section:
“Without limiting the foregoing, in the event that Emisphere fails to make any filing or payment related to the preparing, filing, prosecuting or maintaining of any Emisphere Patent Right, Novartis shall have the right, exercisable in its sole discretion and expense, to file or continue the prosecution or maintenance of such Emisphere Patent Right in Emisphere’s name; provided, however, that Novartis shall (1) be entitled to deduct from any royalty payments due to Emisphere hereunder [*****] and (2) keep Emisphere informed of the prosecution of such patents and provide Emisphere with the right to comment on any proposed substantive filing prior at least two (2) weeks prior to the relevant filing date.”

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
EXHIBIT E
JOINT PATENTS
Disodium Salt Patents and Patent Applications

Country	Application No.	Patent No.
AT	[*****]	[*****]

AU	[*****]

AU	[*****]	[*****]

AU	[*****]	[*****]

CA	[*****]

CA	[*****]

CH	[*****]	[*****]

DE	[*****]	[*****]

EP	[*****]	[*****]

EP	[*****]

ES	[*****]	[*****]

FR	[*****]	[*****]

GB	[*****]	[*****]

HK	[*****]	[*****]

IE	[*****]	[*****]

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

Country	Application No.	Patent No.
IL	[*****]	[*****]

IL	[*****]

IL	[*****]

IT	[*****]	[*****]

JP	[*****]

JP	[*****]

NL	[*****]	[*****]

NZ	[*****]

NZ	[*****]	[*****]

NZ	[*****]	[*****]

SE	[*****]	[*****]

WO	[*****]

ZA	[*****]

ZA	[*****]	[*****]

ZA	[*****]	[*****]

VE	[*****]

CL	[*****]	[*****]

PE	[*****]

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

Country	Application No.	Patent No.
TH	[*****]

UY	[*****]

TW	[*****]	[*****]

AR	[*****]

AR	[*****]

US	[*****]

US	[*****]

US	[*****]

US	[*****]

US	[*****]

US	[*****]	[*****]

US	[*****]	[*****]

US	[*****]

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
Micronized Delivery Agent Patents and Patent Applications — Emisphere Filed
Applications

Country	Application No.	Patent No.
EP	[*****]

HK	[*****]

JP	[*****]

WO	[*****]

US	[*****]

US	[*****]

US	[*****]

US	[*****]

US	[*****]
Micronized Delivery Agent Patents and Patent Applications — Novartis Filed Applications

Country	Application No.	Patent No.
US	[*****]

US	[*****]

WO	[*****]

EP	[*****]	[*****]

AT	[*****]	[*****]

AU	[*****]	[*****]

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

Country	Application No.	Patent No.
BE	[*****]	[*****]

BR	[*****]

CA	[*****]

CH	[*****]	[*****]

CN	[*****]

DE	[*****]	[*****]

ES	[*****]	[*****]

FR	[*****]	[*****]

GB	[*****]	[*****]

HK	[*****]	[*****]

IN	[*****]

IN	[*****]

IT	[*****]	[*****]

JP	[*****]

MX	[*****]	[*****]

NL	[*****]	[*****]

PL	[*****]	[*****]

PT	[*****]	[*****]

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

Country	Application No.	Patent No.
TR	[*****]	[*****]

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
[*****] Polymorph Patents and Patent Applications

Country	Application No.	Patent No.
US	[*****]

US	[*****]

CL	[*****]

TH	[*****]

AR	[*****]

AU	[*****]

BR	[*****]

CA	[*****]

CN	[*****]

EP	[*****]

GC	[*****]

IL	[*****]

IN	[*****]

JP	[*****]

KE	[*****]

KR	[*****]

MX	[*****]

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

Country	Application No.	Patent No.
NZ	[*****]

PE	[*****]

PK	[*****]

RU	[*****]

SG	[*****]

TW	[*****]

VE	[*****]

WO	[*****]

ZA	[*****]	[*****]

GT	[*****]

JO	[*****]

LB	[*****]	[*****]

MT	[*****]	[*****]

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
EXHIBIT F
NOVARTIS PATENTS
pTH/Calcitonin Patent Applications — Emisphere Filed Applications

Country	Application No.	Patent No.
US	[*****]

US	[*****]

US	[*****]

US	[*****]

US	[*****]
pTH/Calcitonin Patent Applications — Novartis Filed Applications

Country	Application No.	Patent No.
AT	[*****]	[*****]

AU	[*****]	[*****]

AU	[*****]	[*****]

BE	[*****]	[*****]

BR	[*****]

CA	[*****]

CH	[*****]	[*****]

CN	[*****]

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

Country	Application No.	Patent No.
CZ	[*****]

DE	[*****]	[*****]

EC	[*****]

EP	[*****]	[*****]

ES	[*****]	[*****]

FR	[*****]	[*****]

GB	[*****]	[*****]

GR	[*****]	[*****]

HU	[*****]

ID	[*****]	[*****]

IL	[*****]

IN	[*****]

IT	[*****]	[*****]

JP	[*****]

JP	[*****]

KR	[*****]

KR	[*****]

MX	[*****]

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

Country	Application No.	Patent No.
NL	[*****]	[*****]

NO	[*****]

NZ	[*****]	[*****]

PH	[*****]	[*****]

PL	[*****]

PT	[*****]	[*****]

RU	[*****]	[*****]

SG	[*****]	[*****]

SK	[*****]

TR	[*****]	[*****]

US	[*****]

US	[*****]

WO	[*****]

VN	[*****]	[*****]

ZA	[*****]	[*****]
hGH Formulation — Emisphere Filed Applications

Country	Application No.	Patent No.
US	[*****]

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

Country	Application No.	Patent No.
US	[*****]
hGH Formulation — Novartis Filed Applications

Country	Application No.	Patent No.
AU	[*****]

BR	[*****]

CA	[*****]

CN	[*****]

EP	[*****]

IN	[*****]

JP	[*****]

KR	[*****]

MX	[*****]

RU	[*****]

US	[*****]

WO	[*****]

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
EXHIBIT G

FORM OF RESEARCH /FEASIBILITY AGREEMENT

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
EXHIBIT H

TERMS FOR LICENSES FOR ADDITIONAL COMPOUNDS
GENERAL TERMS

License	Emisphere grants Novartis an exclusive license (with the ability to sublicense, subcontract or collaborate without Emisphere’s prior consent) to apply Licensed IP to develop, make, commercialize and otherwise use:

(a) [*****] Carriers with such Additional Compound to form Products; and

(b) Products,

(and to have any of the above done), in the Field in the Territory, it being understood and agreed that any such license shall also include the right to Develop, make, Commercialize and otherwise use [*****] Carriers in the course of exercising such license.

Rights and Obligations	Novartis may exercise its rights and perform its obligations itself or through any of its affiliates and may subcontract its development, regulatory, manufacturing and commercialization activities as it deems appropriate subject to the approval of Emisphere not to be unreasonably withheld.

Emisphere may exercise its rights and perform its obligations itself or through any of its affiliates and may subcontract its manufacturing activities as it deems appropriate subject to the approval of Novartis not to be unreasonably withheld.

Development	Novartis will be responsible for conducting, at its sole expense, all further research, preclinical, clinical and other development of the Products (and the [*****] Carrier used therein).

Regulatory	Novartis will be responsible for conducting, at its sole expense, all further regulatory activities with respect to Products (including any [*****] Carrier used therein).

Reports and	Subject to Third Party confidentiality obligations, each party shall:
Communications	(a) provide the other party with regular, quarterly updates of its development, regulatory, and commercialization programs and plans concerning [*****] Carrier and [*****] Carrier with products or Products; and (b) promptly inform the other party of any material changes in any such program or plan.

Commercialization	Novartis will be responsible for worldwide commercialization of the Products, including all marketing and sales activities.

Manufacturing	Novartis will be responsible for the manufacture and supply of all of its requirements for the [*****] Carrier and the Products. Novartis will include Emisphere and/or its designee(s) as a back-up manufacturer of [*****] Carrier in all Drug Master Files and such other similar regulatory filings. The manufacture of [*****] Carrier will meet the quality specifications in Novartis’ applicable NDA.

Intellectual Property	All inventions related to any [*****] Carrier alone which are generated by Novartis alone or Emisphere and Novartis jointly under the license agreement will be jointly-owned by Novartis and Emisphere, and Emisphere’s interest in any such inventions will be subject to the licenses to Novartis as set forth above and royalty and milestone provisions set forth below.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

Emisphere will grant power of attorney to Novartis to allow it to prosecute, maintain and enforce all Emisphere licensed patents in the event that Emisphere fails to do so. The license agreement shall include a process for cooperation, coordination, and resolution of IP developments and issues.

Each party shall use commercially reasonable efforts to provide Know-How to the other party. Novartis shall also use commercially reasonable efforts to provide technology support to Emisphere or its designated manufacturer to manufacture [*****] Carrier at an agreed upon FTE cost rate.

FINANCIAL PROVISIONS

Milestone Payments	Milestone payments shall be paid by Novartis to Emisphere at the achievement of the following milestones with respect to each Product comprising [*****] Carrier in combination with the applicable Additional Compound:

Clinical Milestones

[*****]

[*****]

Regulatory Approval Milestones

[*****]

[*****]

[*****]

[*****]

The amount of such payments shall be agreed upon in good faith by the parties in discussions to be completed no later than [*****].

Royalties	Royalty payments with respect to any Product incorporating an Additional Compound shall be agreed upon in good faith by the parties in discussions to be initiated by Novartis no later than [*****].

All royalties will be net of expenses incurred by Novartis in prosecuting its rights under the license agreement in the event of the application of applicable bankruptcy laws due to Emisphere’s bankruptcy.

Royalty Step-Down	In any country in which there is a third party product containing a [*****] Carrier and the same Compound, the royalties payable by Novartis shall be equal to [*****] of the royalties set forth above on the net sales of such Product in such country for the remainder of the royalty term (as set forth below).

Third Party License Fees	Provisions consistent with provisions in Previous Agreements.

Royalty Term	Royalties will be payable on a Product-by-Product and country-by-country basis until the later of (a) the expiration of the last to expire valid claim of an existing patent of the Emisphere Technology claiming the [*****] Carrier or Product or the use for which it is being sold in such country and (b) [*****] from the first

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

commercial sale of the Product. Following the royalty term on a country-by-country basis, the licenses granted to Novartis with respect to the Product shall become fully paid-up, royalty-free, transferable, perpetual and irrevocable licenses.

TERM AND TERMINATION

Term	The term of the license agreement will commence upon execution and continue, on a Product-by-Product basis, until the expiration of the royalty obligations of Novartis with respect to the applicable Product, unless earlier terminated as permitted by the license agreement.

Termination	The license agreement will include customary rights of termination and provisions dealing with the effects of any such termination. Jointly owned intellectual property shall remain jointly owned following termination.

MISCELLANEOUS

Governing Law	New York

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
EXHIBIT I
TOXICOLOGY STUDIES

Study no.	Study title	Amount of payment for use
Acute toxicity studies
007012	[*****]	[*****]
007013	[*****]	[*****]
007014	[*****]	[*****]
007015	[*****]	[*****]
Repeated dose toxicity studies
987119	[*****]	[*****]
987146	[*****]	[*****]
987120	[*****]	[*****]
997166	[*****]	[*****]
017045	[*****]	[*****]
Carcinogenicity studies
0170090	[*****]	[*****]
0370005	[*****]	[*****]
Safety pharmacology studies
994114	[*****]	[*****]
994115	[*****]	[*****]

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

Study no.	Study title	Amount of payment for use
0419085	[*****]	[*****]
Other toxicity studies
0570300	[*****]	[*****]